PAINEWEBBER/KIDDER, PEABODY
                              PREMIUM ACCOUNT FUND

                 Supplement to Prospectus Dated August 1, 1995

     The board of trustees of PaineWebber/Kidder, Peabody Premium Account Fund ('Premium Account Fund') has approved a Plan of Reorganization and Termination ('Reorganization') for submission to the shareholders at a special meeting to be held February 13, 1996. If the proposed Reorganization is approved and implemented, all the Fund's assets will be acquired and its liabilities assumed by PaineWebber RMA Money Market Portfolio ('Money Market Portfolio') in a tax-free reorganization. As a result of the Reorganization, the two funds' assets would be combined and each Fund shareholder would, on the closing date of the transaction, receive a number of full and fractional shares of Money Market Portfolio having an aggregate value equal to the value of the shareholder's holdings in the Fund. Money Market Portfolio is a diversified money market series of PaineWebber RMA Money Fund, Inc., an open-end management investment company organized under the laws of Maryland. There can be no assurance that the Fund's shareholders will approve the Reorganization.

     The meeting of Fund shareholders to consider the proposed Reorganization will be held on February 13, 1996. Sales of Fund shares will cease as of 12:00 noon, Eastern time, on February 16, 1996, so that Fund shares will no longer be available for purchase thereafter. Redemptions of Fund shares may be effected through the closing of the Reorganization, which is scheduled to take place as of 12:00 noon, Eastern time, on February 20, 1996.

Supplement Dated: December 12, 1995

          This Supplement does not supersede any previous supplements to the Prospectus.